Exhibit 2.12

                          TRANSITION SERVICES AGREEMENT
                          -----------------------------

     THIS TRANSITION SERVICES AGREEMENT, dated April 25, 2002 (the "Agreement"), is entered into by and between Spectrum Organic Products, Inc., a California corporation ("Spectrum"), and Organic Ingredients, Inc., a California corporation ("Buyer"), a wholly-owned subsidiary of Acirca, Inc., a Delaware corporation ("Acirca").

     WHEREAS, Spectrum, Buyer and Acirca have entered into an Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), whereby Spectrum has agreed to sell and Buyer has agreed to purchase certain assets of Spectrum;

     WHEREAS, the Asset Purchase Agreement contemplates the transfer of certain activities from Spectrum to Buyer (the "Transfer") and such transfer requires the provision of certain services by Spectrum for a successful transition; and

     WHEREAS, as a condition to Buyer entering into the Asset Purchase Agreement, Spectrum has agreed to provide Buyer with certain services necessary to efficiently complete the Transfer with minimal disruption to customers and suppliers of the Business (as defined in the Asset Purchase Agreement).

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

     2. Performance of Services. Subject to the terms and conditions set forth herein, Spectrum shall, in providing the Services (as defined herein), provide to Buyer, not less than the same level of quality and performance consistent with past practices, which Spectrum has previously achieved in operating the Business during the prior year. Spectrum agrees to provide all Services which Buyer may reasonably request during the period beginning on the date the Asset Purchase Agreement is executed and ending as set forth in Section 7 hereof ("Transition Period"). Buyer agrees to use reasonable efforts to terminate its need for the Services as soon as reasonably possible and in any event (unless the parties otherwise agree) not later than the end of the Transition Period.

     3. Communication. The parties agree that specified points of contact for both Buyer and Spectrum are critical to this transition. The contacts for each party are set forth below:

     a) Primary Contacts.
        ----------------
          Buyer: William Urich
          Spectrum: Robert Fowles

     b) Service Contacts.
        ----------------

               i. Order and Billing:
                  -----------------
                         Buyer: Joseph Stern
                         Spectrum: James Sharp

               ii. Management Information Systems:
                   ------------------------------
                         Buyer: Sam Levy
                         Spectrum: Sue Sims

               iii. Accounting and Financial Reporting:
                    ----------------------------------
                         Buyer: Jim Allwein
                         Spectrum: Larry Lawton

               vi.  Order Processing:
                    ----------------
                         Buyer: Joseph Stern
                         Spectrum: Larry Lawton

     4. Services. Subject to Sections 2 and 5 hereof, Spectrum shall provide Buyer with services (the "Services"), which shall include (without limitation) the following:

        (a) Order and Billing. Spectrum shall provide order and billing transition services to Buyer as described on attached Exhibit A.

        (b) Management Information Systems. Spectrum shall provide management information systems transition services to Buyer as described on attached Exhibit B.

        (c) Accounting and Financial Reporting. Spectrum shall provide accounting and financial reporting transition services to Buyer as described on attached Exhibit C.

        (d) Order Processing Services. Spectrum shall provide warehousing and order fulfillment services to Buyer as described on attached Exhibit D.

     5. Service Charges. (a) Spectrum shall invoice Buyer once monthly for all reasonable out-of-pocket costs actually incurred by Spectrum in connection with the provision of the Services including without limitation freight costs, distribution costs, warehousing costs, off-invoice chargebacks, and travel, meals and lodging of Spectrum employees; provided, however, in no event shall such costs include overhead costs incurred by Spectrum, including without limitation compensation of Spectrum employees, all of which costs shall be the sole responsibility of Spectrum.

     (b) Spectrum shall provide the Services in exchange for a fee equal to 3% of the net sales of the Business (as defined in the Asset Purchase Agreement) as conducted by Buyer during the Term (as defined herein), which net sales shall have been recorded by Buyer during the Term. For purposes of this Agreement, "net sales" means gross sales, less off-invoice promotions and cash discounts.

Upon Buyer's written notice delivered from time to time to Spectrum to terminate or reduce the scope of provision of any Service, Spectrum shall terminate or reduce the scope of, as applicable, the provision or performance of such Service as soon as is reasonably practicable, but in no event not later than thirty (30) days after such notice is given.

     6. Mail. The parties acknowledge that it may occur that, after the Closing Date, each of Spectrum and Buyer may inadvertently receive mail, telegrams, packages or other communications properly belonging to the other. Accordingly, each of Spectrum and Buyer recognizes and agrees that after the Closing Date the other may receive and open all mail, telegrams, packages and other communications so received in order to determine the appropriate recipient, and may retain the same to the extent that they relate to the business of the receiving party and, to the extent that they do not relate to the business of the receiving party, shall promptly send the same to the other party by personal delivery, mail, facsimile or nationally recognized overnight courier service, as appropriate, or contact the other party by telephone for delivery instructions for such mail, telegrams, packages or other communications (or, in case the same relate to both businesses, shall promptly forward copies thereof to the other party in accordance with the other party's delivery instructions). The provisions of this Section 6 are not intended to and shall not be deemed to constitute an authorization by either party to permit the other to accept service of process on its behalf, and neither party is or shall be deemed the agent of the other for service of process or for any other purpose.

     7. Termination. The term of this Agreement shall commence on the date hereof and thereafter continue in full force and effect until July 31, 2002, except as otherwise expressly provided herein or unless terminated sooner as provided herein or extended by mutual agreement (such period from the date hereof until termination hereof referred to herein as the "Term").

     8. Notices. All notices, demands and other communications which may or are required to be given to or made by either party to the other in connection with this Agreement shall be in writing, and shall be deemed to have been duly given or made: (a) if sent by registered or certified mail, five days after the posting thereof with first class postage attached, and (b) if sent by hand or overnight delivery, upon the delivery thereof, in each case addressed to the respective parties as follows:

     If to Spectrum:

                       Spectrum Organic Products, Inc.
                       133 Copeland Street
                       Petaluma, CA  94952
                       Attn:  Robert Fowles
                       Fax:  (707) 765-8747

              with a copy to:

                       Cooley Godward LLP
                       One Maritime Plaza, 20th Floor
                       San Francisco, CA 94111
                       Attn:  Susan Cooper Philpot
                       Fax:  (415) 951-3699

             If to the Buyer:

                           Organic Ingredients, Inc.
                           One Ramada Plaza, 7th floor
                           New Rochelle, NY 10801
                           Attn:  William F. Urich
                           Fax:  (914) 380-8080

                  with a copy to:

                           Arnold & Porter
                           555 Twelfth Street, N.W.
                           Washington, D.C.  20004
                           Attn:  Neil Goodman
                           Fax:  (202) 942-5999

or to such other address and to the attention of such other persons as either party hereto may specify from time to time by notice to the other party.

     9. Entire Agreement. This Agreement and the Asset Purchase Agreement, and the documents and certificates referred to therein embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

     10. Captions. The section headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

     11. Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations or representations hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by the other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by the other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

     12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS RULES THEREOF TO THE EXTENT SUCH CONFLICTS RULES WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

     13. Forum Selection and Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF NEW YORK, NEW YORK OR ANY UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ANY OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS FROM ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY HAND DELIVERY OR BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY, AS THE CASE MAY BE, AT THE ADDRESSES DESCRIBED IN SECTION 8 OF THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE UPON HAND DELIVERY OR TEN (10) DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION IT MAY HAVE TO VENUE AND THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTIONS OR PROCEEDINGS.

     14. No Third Party Beneficiaries. Nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any Person including, without limitation, any employee of Spectrum, any legal or equitable right, remedy, claim or other benefit under or by reason of this Agreement.

     13. Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     14. Gender. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

     15. Severability. All provisions of this Agreement, and all portions of such provisions, are intended to be, and shall be, independent and severable, and in the event that any provision or portion thereof is determined to be unlawful, invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision, or portion thereof, of this Agreement, and all other provisions and portions thereof shall continue to be valid and enforceable.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


SPECTRUM ORGANIC PRODUCTS, INC.             ORGANIC INGREDIENTS, INC.


By:                                         By:
   --------------------------                  --------------------------

Name:  Robert B. Fowles                     Name: William F. Urich

Title: Chief Financial Officer              Title: Chief Financial Officer

                                    EXHIBIT A
                                    ---------

                                Order and Billing
                                -----------------

SPECTRUM shall provide BUYER with order and billing services as follows:

     o Accept all customer orders for products, input those orders into SPECTRUM database (system)

     o Bill customers on behalf of BUYER for all customer orders (invoice header to read "Organic Ingredients, Inc., a wholly owned subsidiary of Acirca, Inc.")

     o Process all customer payments received (accounts receivable) according to instructions outlined in Exhibit C

     o    Update and maintain lot numbers for all products

     o Promptly after the date hereof, notify all existing customers and all customers whose business is or was being pursued by SPECTRUM during the six (6) months prior to the date hereof, of the change in order/billing procedures, including notification that the payment of all amounts due with respect to receivables shall be payable according to instructions outlined in Exhibit C

     o After the Transition period, if orders are received by SPECTRUM, notify customer of the consummation of the transactions contemplated hereby and reroute the orders to BUYER

     o Payment of broker commissions (if applicable), SPECTRUM maintains commissions calculations in conjunction with BUYER personnel as handled prior to the date hereof

                                    EXHIBIT B
                                    ---------

                         Management Information Systems
                         ------------------------------

SPECTRUM shall provide BUYER with the following data for all the SKUs that BUYER is purchasing from SPECTRUM:

     o SKU data (item, UOM, cost, quantities, vendor setup data (if not SPECTRUM)) , bill of materials for processed /finished goods

     o Finished goods and Raw material configuration (item, packaging, pallet configuration, UOM configuration, size)

     o Historical sales (invoiced) data from gross sales (UOM,lbs, and $), by SKU, by customer and by month, starting ( 01.01.01 ~ 04.01.02, also 04.02.02~ 06.30.02)

     o Six (6) months of production historical data UOM(lbs) by SKU and plant, for processed finished goods

     o Customer master file (ship to and bill to addresses) including contacts and discounts

     o    Vendor file (bill to addresses)

     o    Broker file (bill to addresses) including discounts

     o    Inventory by SKU, lot #, by location

     o SPECTRUM will maintain an inventory subledger, within their system to record all transactions during the transition period (April 25, 2002 ~ July 31, 2002). This data must then be formatted to allow upload into Acirca's system.

     o Weekly sales transactions details commencing the week beginning April 22, 2002 through the week beginning July 29, 2002, including without limitation returns, orders, invoicing dates, customer, SKUs, off-invoice discounts, $ and quantities in cases

     o SPECTRUM will maintain a separate general ledger, within their system to record all transactions during the transition period (April 25, 2002 ~ July 31, 2002). This data must then be formatted to allow upload into Acirca's system.

     SPECTRUM shall provide all data files in a format reasonably required by BUYER. SPECTRUM shall provide all data in Excel or Access format. SPECTRUM shall deliver to BUYER a hard copy of all data files after July 31, 2002 but in no event later than August 31,2002, in an electronic format.

                                    EXHIBIT C
                                    ---------

                       Accounting and Financial Reporting
                       ----------------------------------

SPECTRUM shall provide BUYER with accounting, financial reporting and collection services as follows:

     o Prior to Closing, deliver to BUYER wire transfer instructions (bank name, address, ABA#, account#)

     o As soon as practicable after Closing, deliver to BUYER beginning finished goods/raw materials inventory report (based on audited, physical count), including inventories by lot#, lot date, inventory location

     o Deliver to BUYER a monthly sales and gross profit report for the periods ending, beginning March, April, May, June and July 2002 (period extended if requested by BUYER), which reports shall include sales and gross profit by SKU and loss statement, balance sheet.

     o Deliver to BUYER, weekly cash flow forecast based on estimate future sales (a/r aging) and expected cash outflows

     o SPECTRUM shall collect on behalf of BUYER payments relating to products ordered on or after the Closing Date, and all such funds shall be held by SPECTRUM (Wells Fargo lockbox) in trust for the benefit of BUYER and delivered to BUYER to the account set forth below.

     o SPECTRUM shall promptly advise BUYER of any payments which are in excess of thirty (30) days past due, and provide prudent diligence to collect these funds.

     o Weekly, upon receipt of any remittance advice from lock box for payments relating to products ordered on or after the Closing Date, SPECTRUM shall deliver such funds to BUYER by wire transfer to the account below:

                                   Citibank NA
                                   -----------
                                1920 Palmer Ave.
                               Larchmont, NY 10538
                               Phone: 914-834-7994
                              Contact: Susan Testa
                              Account No. 03086399
                                ABA No. 021000089

     o If SPECTRUM receives any payment without a remittance advice identifying the invoices being paid, relating to products ordered both prior to, and on or after, the Closing, and such payment is insufficient to cover the full outstanding amount with respect to all such products, then SPECTRUM shall first apply the payment to the outstanding amount relating to the products ordered on or after Closing up to such outstanding amount.

     o BUYER acknowledges that customers will be deducting amounts for promotions, manufacture charge-backs, returned merchandise and other disputes which cannot be anticipated as of the date hereof. SPECTRUM shall use its best efforts to attribute such deductions appropriately to BUYER products or its own products, as the case may be.

     o SPECTRUM will maintain an A/R subledger, within their system to record all transactions during the transition period (April 25, 2002 ~ July 31, 2002). This data must then be formatted to allow upload into BUYER's system.

     o SPECTRUM shall process all vendor payments based on payments terms. Payments will be processed through Spectrum system. Checks will be drawn on new Citibank account mentioned above.

     o Prior to SPECTRUM issuing checks, check registers will be approved, via fax copy, by BUYER controller, fax# 914.380.8080

     o Checks issued, over 50K$, will be mailed to BUYER for double signature based on current BUYER approval matrix

     o SPECTRUM will maintain an A/P subledger, within their system to record all transactions during the transition period (April 25, 2002 ~ July 31, 2002). This data must then be formatted to allow upload into BUYER's system.

                                    EXHIBIT D
                                    ---------

                            Order Processing Services
                            -------------------------

SPECTRUM shall provide BUYER with warehousing and order fulfillment services as follows:

     o    Receive inventory into SPECTRUM system

     o Bill customers for all orders that have been picked up, verifying BOL (including lot#'s), and fax copy to Aptos office

     o Process all billing and payments according to instructions outlined in Exhibit C


BUYER shall provide SPECTRUM with information regarding inventory production, sales orders and shipments.

Promptly after the Transition Period, SPECTRUM and BUYER shall compare records to ensure that all open orders are accounted for.